Exhibit 10.1

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 15

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 15 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this “AAmendment”), is entered into as of November 21, 2013, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”; and

WHEREAS, the Buyer has requested and the Seller has agreed to advance the Scheduled Delivery Months of [***] A320 Aircraft in accordance with the terms and conditions herein, and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

Exhibit 10.1

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1 -	AMENDMENT

Delivery Stream
Clause 9.1.1.3 of the Agreement is deleted in its entirety and is replaced by the following:

QUOTE

9.1.1.3	The Scheduled Delivery Months for the A320 Group 1 Aircraft and A320 Group 2 Aircraft are as follows:

Exhibit 10.1

Aircraft	Quantity	Month	Year	CAC ID No.

A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]

UNQUOTE

For the avoidance of doubt, the entire delivery schedule for the Buyer’s backlog Aircraft is included in Appendix A of this Amendment No. 15.

Exhibit 10.1

2 -	PROPULSION SYSTEMS

A320 Group 3 Aircraft Propulsion Systems Selection

The Buyer and the Seller hereby acknowledge and agree that the A320 Group 3 Aircraft will be delivered with two (2) IAE V2527-A5 Propulsion Systems.

3 -	CONDITION PRECEDENT

It is a condition precedent to the effectiveness of this Amendment No. 15 that, at the time of execution hereof, the Buyer shall pay to the Seller

US $[***]
(US dollars – [***])

as Predelivery Payments due in respect of A320 Group 2 Aircraft bearing CAC ID [***] and A320 Group 2 Aircraft bearing CAC ID [***].

4 -	EEFFECT OF THE AMENDMENTU

4.1
The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

4.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

5 -	UCONFIDENTIALITYU

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

6 -	GOVERNING LAWU

6.1
THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

Exhibit 10.1

6.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

7 -	UCOUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.1

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Edward M. Christie	By:	/s/ Christophe Mourey
Its:	SVP and CFO	Its:	SVP Contracts

Exhibit 10.1

APPENDIX A

CAC ID	Aircraft	Delivery Period	CAC ID	Aircraft	Delivery Period
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]

Exhibit 10.1

APPENDIX A

[***]	Converted A321 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	2013 Converted Aircraft (A321 NEO)	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 NEO Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]